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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               January 11, 2000
                                                                ----------------



                                 POPULAR, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



COMMONWEALTH OF PUERTO RICO            NO. 0-13818           NO. 66-0416582
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)



      209 MUNOZ RIVERA AVENUE
       HATO REY, PUERTO RICO                                            00918
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (787) 765-9800
                                                     --------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On January 11, 2000, Popular, Inc. (the "Corporation") announced in a news release its operational results for the quarter and year ended December 31, 1999. A copy of the Corporation's release, dated January 11, 2000, is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99(a) News release, dated January 11, 2000, announcing the Corporation's consolidated earnings for the quarter and year ended December 31, 1999.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       POPULAR, INC.
                                       -------------
                                        (Registrant)



Date: January 12, 2000                 By: /s/ Amilcar L. Jordan
----------------------                     ------------------------------
                                       Name: Amilcar L. Jordan, Esq.
                                       Title: Senior Vice President and
                                              Comptroller
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                                 EXHIBIT INDEX

Exhibit Number                              Description
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
99(a)                           News release, dated January 11, 2000